Exhibit 99.2


                                                                  [LOGO PHILIPS]


TRANSBOITICS CORPORATION          ---------------------------------------------
PO BOX 601709                     PURCHASE ORDER
CHARLOTTE NC 28211-4847           PO number/date
                                  4500458491 / 12/19/2005
                                  Contact person /Telephone Userid
                                  Robin Johnson / 785-826-3588/ JLT3527
                                  OUR FAX NUMBER
                                  718-826-3577
                                  OUR REFERENCE
                                  FLOWSMART
                                  ---------------------------------------------
                                  YOUR PERSON RESPONSIBLE
                                  RANDY JENNINGS EXT 113

YOUR VENDOR NUMBER WITH US
1846412



Please deliver to:                 ERS PO- NO VOICE REQUIRED
Philips Lighting Company           Please send any Advice Documents
3861 South 9th Street              directly to the shipping address.
Salina KS 67401                    Attn: Purchasing



Last changed: 12/20/2005 15:04:41


Please note: By fulfilling this order you accept all of Philips Lighting Company standard terms and conditions which are incorporated in this order by reference to the same extent as if set forth at length on the reverse side hereby. If you require a copy of these terms and conditions, please notify the indentified buyer on the purchase order to secure a copy.

INVOICE CANNOT BE PROCESSED WITHOUT REFERENCE TO PURCHASE ORDER NUMBER AND LINE ITEM NUMBER

Philips Lighting Company has achieved ISO 14000 certification in all of its manufacturing facilities in North America. We encourage our suppliers to become ISO 14000 certified.

Deliv. terms: FOB PREPAY & ADD
Payt. terms: Within 30 days Due Net                          Currency USD

TOTAL PRICE OF PROJECT IS $1,087,340.00

NET 30


THIS PURCHASE ORDER IS FOR THE SALINA AGV PROJECT AS SPECIFIED IN OUR REQUEST FOR PROPOSAL (RFP) DATED 6-21-05, INCLUDING ALL REVISIONS AND YOUR PROPOSAL NUMBER MKT-PROP-0509-002-REVB
DATED NOVEMBER 9, 2005, EXCLUDING ANY TERMS AND CONDITIONS STATED. THE PHILIPS RFP AND ALL ATTACHMENTS ARE PART OF THIS PURCHASE ORDER.

THE DESCRIPTION OF SERVICES, ALL RESPONSIBILITIES, AND THE PHILIPS
TERMS AND CONDITIONS GOVERNING THIS PURCHASE ORDER ARE INCORPORATED HEREIN AND MADE PART HEREOF TO THIS PURCHASE ORDER AND ARE MEMORIALIZED IN THE PHILIPS LIGHTING REQUEST FOR PROPOSAL.

TRANSBOITICS CORPORATION
PO BOX 601709
CHARLOTTE NC 28211-4847           PO number/date                         Page
                                  4500458491 / 12/19/2005                  2


PLEASE CONFIRM SHIPMENT BY LISTED DATE OR INDICATE NEW DELIVERY DATE.
RETURN TO CONTACT PERSON ABOVE.
We required an order acknowledgment for the following items:
--------------------------------------------------------------------------------
Item      Material          Description
   Order qty.       Unit                 Price per unit             Net Value
--------------------------------------------------------------------------------

00001                         30% Initial Investment With Order.....
                  326, 202 DOLLAR QTY
           Deliv. date Day 06/15/2006
           Tax Exempt

           ......With PO AT Invoice)

           Proposal#: MKT-PROP-0509-002-REV B
           Date:      10/09/05
           Quoted By: Randy Jennings, VP of Business Development
           Gross Price                 1.00 USD     1 DOL            326,202.00
           Non-Deductible                                                  0.00
           Net incl. tax               1.00 USD     1 DOL            326,202.00



00002                         20% Delivery of Functional Specification.....
                  217,468 DOLLAR QTY
           Deliv. date Day 06/15/2006
           Tax Exempt


           Proposal#: MKT-PROP-0509-002-REV B
           Date:      10/09/05
           Quoted By: Randy Jennings, VP of Business Development
           Gross Price                 1.00 USD     1 DOL            217,468.00
           Non-Deductible                                                  0.00
           Net incl. tax               1.00 USD     1 DOL            217,468.00


00003                         20% Vehicle Testing & Acceptance And.....
                  217,468 DOLLAR QTY
           Deliv. date Day 06/15/2006
           Tax Exempt

           ......System Controls Test & Acceptance At Transbotics

           Proposal#: MKT-PROP-0509-002-REV B
           Date:      10/09/05
           Quoted By: Randy Jennings, VP of Business Development
           Gross Price                 1.00 USD     1 DOL            217,468.00
           Non-Deductible                                                  0.00
           Net incl. tax               1.00 USD     1 DOL            217,468.00

TRANSBOITICS CORPORATION
PO BOX 601709
CHARLOTTE NC 28211-4847           PO number/date                         Page
                                  4500458491 / 12/19/2005                  3


PLEASE CONFIRM SHIPMENT BY LISTED DATE OR INDICATE NEW DELIVERY DATE.
RETURN TO CONTACT PERSON ABOVE.
We required an order acknowledgment for the following items:
--------------------------------------------------------------------------------
Item      Material          Description
   Order qty.       Unit                 Price per unit             Net Value
--------------------------------------------------------------------------------

00004                         20% AGVS Equipment Installed AT.....
                  217,468 DOLLAR QTY
           Deliv. date Day 06/15/2006
           Tax Exempt

           ......Philips in Salina, KS)

           Proposal#: MKT-PROP-0509-002-REV B
           Date:      10/09/05
           Quoted By: Randy Jennings, VP of Business Development
           Gross Price                 1.00 USD     1 DOL            217,468.00
           Non-Deductible                                                  0.00
           Net incl. tax               1.00 USD     1 DOL            217,468.00



00005                         10% Delivery of Functional Specification.....
                  108,734 DOLLAR QTY
           Deliv. date Day 06/15/2006
           Tax Exempt

           ...... Test in Salina, KS)

           Proposal#: MKT-PROP-0509-002-REV B
           Date:      10/09/05
           Quoted By: Randy Jennings, VP of Business Development
           Gross Price                 1.00 USD     1 DOL            108,734.00
           Non-Deductible                                                  0.00
           Net incl. tax               1.00 USD     1 DOL            108,734.00

Total net item value USD                                           1,087,340.00
   Total net value of PO incl.tax                                  1,087,340.00
-------------------------------------------------------------------------------

Tot. net item val. excl. tax USD                                   1,087,340.00

TRANSBOITICS CORPORATION
PO BOX 601709
CHARLOTTE NC 28211-4847           PO number/date                         Page
                                  4500458491 / 12/19/2005                  4




/s/ ROBIN JOHNSON
------------------


PURCHASING